(BULL LOGO)
Merrill Lynch Investment Managers



Annual Report
October 31, 2002


MuniYield Insured
Fund, Inc.


www.mlim.ml.com




MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD INSURED FUND, INC.



The Benefits
And Risks of
Leveraging

MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Insured Fund, Inc., October 31, 2002



DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Stock of MuniYield Insured Fund, Inc. earned $.950 per share income dividends, which included earned and unpaid dividends of $.079. This represents a net annualized yield of 6.28%, based on a year-end net asset value of $15.15 per share. During the same period, the total investment return on the Fund's Common Stock was +6.52%, based on a change in per share net asset value from $15.18 to $15.15, and assuming reinvestment of $.951 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +5.91%, based on a change in per share net asset value from $14.77 to $15.15, and assuming reinvestment of $.474 per share income dividends.

For the six-month period ended October 31, 2002, the average yields of the Fund's Auction Market Preferred Stock were as follows: 1.52% for Series A; 1.51% for Series B; 1.49% for Series C; 1.25% for Series D; 1.37% for Series E; 1.24% for Series F; and 2.21% for Series G.

The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacri-fice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy
For the six-month period ended October 31, 2002, our investment strategy was to seek to enhance the Fund's level of tax-exempt income and moderate its net asset volatility. Accordingly, we primarily focused on the acquisition of higher-coupon securities in the 20-year - 23-year maturity range. This is a slight change from the prior six-month period when we concentrated on the purchase of securities with slightly shorter maturities. A recent steepening in the tax-exempt yield curve made it advantageous to extend maturity to capture the available incremental yield. However, even with this shift in maturity, the average maturity of the Fund stood at 21 years on October 31, 2002.

Going forward, we are reasonably sanguine that municipal interest rates will decline further in the months ahead. The economic outlook is still full of uncertainty, and there is little evidence that a sustained rebound is imminent. Inflation remains subdued and some economists have become more concerned about the risk of deflation. We believe that the Federal Reserve Board is on hold concerning raising interest rates and will maintain its current accommodative posture, perhaps even lowering interest rates if necessary. In addition, we believe that without any material improvement in the equity market, retail investors are likely to allocate more of their investment funds into municipal bonds. Our portfolio strategy remains focused on increasing portfolio yield and preserving recent gains in the Fund's net asset value. In the months ahead, we expect to continue our strategy of overweighting premium coupon securities in the 20-year - 23-year maturity sector, maintain the Fund's high credit quality profile and remain fully invested.

During the six-month period ended October 31, 2002, the Fund's borrowing costs remained in the 1% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholder. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We expect the Fund's short-term borrowing costs to stay near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your continuing interest in MuniYield Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and
Portfolio Manager



November 27, 2002



MuniYield Insured Fund, Inc., October 31, 2002



Portfolio
Abbreviations

To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT           Alternative Minimum Tax
              (subject to)
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
GO            General Obligation Bonds
HDA           Housing Development Authority
HFA           Housing Finance Agency
IDA           Industrial Development Authority
IDR           Industrial Development Revenue Bonds
M/F           Multi-Family
PCR           Pollution Control Revenue Bonds
RAN           Revenue Anticipation Notes
RIB           Residual Interest Bonds
RITR          Residual Interest Trust Receipts
S/F           Single-Family
VRDN          Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
             S&P         Moody's     Face
STATE        Ratings+++  Ratings+++ Amount Issue                                                                 Value
Alabama--0.5%   AAA       Aaa     $ 5,000   Jefferson County, Alabama, Sewer Revenue Bonds, Capital
                                            Improvement Warrants, Series D, 5.25% due 2/01/2023 (c)            $   5,126

Alaska--3.8%    AAA       Aaa       3,695   Alaska Energy Authority, Power Revenue Refunding Bonds
                                            (Bradley Lake), Fourth Series, 6% due 7/01/2018 (g)                    4,336
                AAA       Aaa      14,440   Alaska State Housing Finance Corporation, Mortgage Revenue
                                            Bonds, AMT, Series C, 6% due 12/01/2031 (i)                           15,091
                NR*       NR*      10,000   Alaska State Housing Finance Corporation Revenue Bonds, RITR,
                                            Series 2, 10.52% due 6/01/2035 (i)(k)                                 11,011
                NR*       Aaa       5,145   Alaska State Housing Finance Corporation, Revenue Refunding
                                            Bonds, RITR, Series 2, 10.12% due 12/01/2024 (d)(e)(i)(k)              5,403

Arizona--0.6%   NR*       A1        5,000   Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                            Project), AMT, 6.70% due 3/01/2020                                     5,217

California      AAA       Aaa       7,230   Bay Area Government Association, California, Revenue
--29.0%                                     Bonds (Airport Premium), Series A, 5% due 8/01/2026 (a)                7,279
                AA-       Aa2       2,000   California HFA, Revenue Bonds, RIB, AMT, Series B-2, 8.959%
                                            due 8/01/2023 (d)(k)                                                   2,097
                AAA       Aaa      14,000   California Pollution Control Financing Authority, PCR, Refunding
                                            (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (i)     14,819
                                            California State, GO, Refunding:
                AAA       Aaa      10,000    5.50% due 3/01/2013 (c)                                              11,136
                AAA       Aaa      10,000    6% due 2/01/2016 (g)                                                 11,836
                A+        A1       10,210    5.25% due 2/01/2028                                                  10,427
                AAA       Aaa       6,000    5.25% due 4/01/2030 (m)                                               6,157
                A+        A1        6,040    5% due 10/01/2032                                                     5,987
                AAA       NR*       5,000    DRIVERS, Series 260, 9.89% due 4/01/2017 (a)(k)                       6,872
                NR*       Aaa       5,000    RIB, Series 471X, 8.87% due 9/01/2024 (i)(k)                          5,458
                NR*       Aaa       5,000    RIB, Series 472X, 8.87% due 3/01/2017 (i)(k)                          5,801


MuniYield Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
             S&P         Moody's     Face
STATE        Ratings+++  Ratings+++ Amount Issue                                                                 Value
California      SP1       MIG1++  $15,000   California State, RAN, 1.716% due 6/20/2003 (h)                    $  15,000
(concluded)     NR*       Aaa       5,000   Foothill-De Anza, California, Community College District, GO,
                                            RIB, Series 473X, 9.87% due 8/01/2030 (i)(k)                           6,035
                AAA       NR*      11,245   Los Angeles, California, Community College District, DRIVERS,
                                            Series 216, 8.87% due 8/01/2018 (i)(k)                                13,187
                                            Los Angeles, California, Department of Water and Power, Electric
                                            Plant Revenue Refunding Bonds:
                AA-       Aaa       5,500    6.125% due 2/15/2005 (j)                                              6,076
                AA-       Aa3       1,910    6.125% due 2/15/2019                                                  2,000
                NR*       Aaa       4,000   Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                                            AMT, Series RI-7, 10.945% due 11/01/2026 (i)(k)                        5,063
                AAA       Aaa       3,245   Los Angeles, California, Municipal Improvement Corporation,
                                            Lease Revenue Refunding Bonds (Central Library Project), 5.50%
                                            due 6/01/2017 (i)                                                      3,559
                                            Los Angeles, California, Unified School District, GO:
                AAA       NR*       6,265    DRIVERS, Series 261, 8.67% due 7/01/2022 (c)(k)                       6,802
                AAA       Aaa       6,880    Refunding, 5.75% due 7/01/2015 (i)                                    8,015
                NR*       Aaa       4,065    Refunding, RIB, Series 631X, 9.346% due 7/01/2017 (i)(k)              5,385
                AAA       Aaa       4,000   Los Angeles, California, Wastewater System Revenue Refunding
                                            Bonds, Series A, 6% due 6/01/2021 (c)                                  4,672
                AAA       Aaa      15,000   Los Angeles County, California, Metropolitan Transportation
                                            Authority, Sales Tax Revenue Bonds, Proposition A--First Tier,
                                            Senior Series A, 6% due 7/01/2006 (i)(j)                              17,164
                                            Pasadena, California, Electric Revenue Bonds (i):
                AAA       Aaa       2,500    5.25% due 6/01/2020                                                   2,631
                AAA       Aaa       2,630    5.25% due 6/01/2021                                                   2,749
                                            Port Oakland, California, Revenue Refunding Bonds, AMT:
                AAA       Aaa       9,465    Series L, 5.375% due 11/01/2027                                       9,745
                AAA       Aaa       5,000    Series N, 5% due 11/01/2022 (i)                                       5,016
                NR*       Aaa       6,000   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                            Class R, Series K, 9.378% due 11/01/2021 (c)(k)                        6,734
                AAA       Aaa       1,000   Rocklin, California, Unified School District, GO, 5.68%**
                                            due 8/01/2025 (c)                                                        296
                                            Sacramento, California, Municipal Utility District, Electric
                                            Revenue Bonds, Series I (i):
                AAA       Aaa       2,555    6% due 1/01/2004 (j)                                                  2,736
                AAA       Aaa         445    6% due 1/01/2024                                                        472
                AAA       Aaa       1,960   Sacramento, California, Municipal Utility District, Electric
                                            Revenue Refunding Bonds, Series Q, 5.25% due 8/15/2022 (g)             2,036
                                            San Diego, California, Unified School District, Election 1998,
                                            GO, Series D (c):
                AAA       Aaa       3,945    5.25% due 7/01/2022                                                   4,120
                AAA       Aaa       1,280    5.25% due 7/01/2024                                                   1,332
                AAA       Aaa       6,000   San Francisco, California, City and County Airport Commission,
                                            International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                            6.60% due 5/01/2024 (a)                                                6,476
                AAA       Aaa       5,000   San Francisco, California, City and County, COP (San Francisco
                                            Courthouse Project), 5.875% due 4/01/2021 (g)                          5,406
                AAA       Aaa      10,000   San Francisco, California, City and County Sewer Revenue Bonds,
                                            Series A, 5.95% due 10/01/2025 (c)                                    10,586
                AAA       Aaa      10,000   San Jose, California, Financing Authority, Lease Revenue Bonds
                                            (Civic Center Project), Series B, 5% due 6/01/2032 (a)                10,050
                AAA       Aaa       5,000   San Jose, California, Redevelopment Agency, Tax Allocation Bonds
                                            (Merged Area Redevelopment Project), 5% due 8/01/2032 (i)              5,012
                AAA       Aaa       6,895   San Jose, California, Redevelopment Agency, Tax Allocation
                                            Refunding Bonds (Merged Area Redevelopment Project), 5.60% due
                                            8/01/2019 (i)                                                          7,526
                                            Santa Rosa, California, Wastewater Revenue Bonds, GO,
                                            Series B (a):
                AAA       Aaa       4,230    5.55%** due 9/01/2020                                                 1,696
                AAA       Aaa       4,700    5.60%** due 9/01/2021                                                 1,761
                AAA       Aaa       3,000   Santa Rosa, California, Wastewater Revenue Refunding Bonds,
                                            Series A, 5.25% due 9/01/2016 (c)                                      3,331
                AAA       Aaa       2,250   Southern California Public Power Authority, Transmission Revenue
                                            Refunding Bonds (Southern Transmission Project), Series B, 5% due
                                            7/01/2012 (g)                                                          2,492

Colorado--0.7%  AA        NR*       3,410   Boulder County, Colorado, Hospital Development Revenue Bonds
                                            (Longmont United Hospital Project), 6% due 12/01/2030                  3,653
                AAA       Aaa       2,500   Denver, Colorado, City and County Airport, System Revenue
                                            Refunding Bonds, AMT, Series E, 5.50% due 11/15/2018 (c)               2,614

Connecticut--1.5%                           Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                            Finance Program):
                AAA       Aaa       5,730    AMT, Sub-Series A-2, 5.50% due 11/15/2022                             5,911
                AAA       Aaa       7,695    Series B, 6.75% due 11/15/2023 (i)                                    7,865

Florida--3.9%   NR*       Aaa       5,000   Collier County, Florida, School Board, COP, 5.375% due
                                            2/15/2022 (g)                                                          5,244
                NR*       Aaa       3,500   Escambia County, Florida, Health Facilities Authority, Health
                                            Facility Revenue Bonds (Florida Health Care Facility Loan),
                                            5.95% due 7/01/2020 (a)                                                3,980
                AA        Aa2      10,000   Jacksonville, Florida, Health Facilities Authority, Revenue
                                            Refunding Bonds (Ascension Health Credit Group), Series A,
                                            5.25% due 11/15/2032                                                   9,764
                AAA       Aaa      10,750   Miami-Dade County, Florida, Aviation Revenue Refunding Bonds
                                            (Miami International Airport), AMT,  5.375% due 10/01/2025 (c)        10,967
                                            Orange County, Florida, Health Facilities Authority, Hospital
                                            Revenue Bonds:
                A-        A3        5,000    (Adventist Health System), 5.625% due 11/15/2032                      5,037
                A-        A2        2,000    (Orlando Regional Healthcare), 5.75% due 12/01/2032                   2,029

Georgia--1.1%   AAA       Aaa      10,000   Georgia Municipal Electric Authority, Power Revenue Refunding
                                            Bonds, Series EE, 6.40% due 1/01/2023 (a)                             10,658

Hawaii--1.4%                                Hawaii State, GO, Series CX (g):
                AAA       Aaa      10,000    5.50% due 2/01/2016                                                  10,995
                AAA       Aaa       2,000    5.50% due 2/01/2021                                                   2,119


MuniYield Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
             S&P         Moody's     Face
STATE        Ratings+++  Ratings+++ Amount Issue                                                                 Value
Illinois--4.8%  AAA       Aaa     $ 2,350   Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series A,
                                            6.25% due 1/01/2024 (i)                                            $   2,488
                AAA       NR*       5,790   Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                            DRIVERS, AMT, Series 212, 9.52% due 1/01/2016 (a)(k)                   6,652
                AAA       Aaa       2,000   Chicago, Illinois, Water Revenue Bonds, Senior Lien, 5.50%
                                            due 11/01/2018 (a)                                                     2,159
                AAA       Aaa      10,000   Illinois State, GO, First Series, 5.50% due 4/01/2016 (g)             10,994
                AAA       Aa2       2,000   Illinois State Sales Tax Revenue Bonds, 6.125% due 6/15/2016           2,264
                NR*       Aaa       6,035   McLean and Woodford Counties, Illinois, Community Unit, School
                                            District Number 005, GO, Refunding, 6.375% due 12/01/2016 (g)          7,107
                                            Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                            State Tax Revenue Bonds (McCormick Place Expansion), Series A (i):
                AAA       Aaa       4,450    5.72%** due 12/15/2025                                                1,269
                AAA       Aaa       9,000    5% due 12/15/2028                                                     8,986
                AAA       NR*       2,400   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                            State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 9.32%
                                            due 6/15/2023 (i)(k)                                                   2,836

Indiana--1.4%   AAA       Aaa       2,400   Indiana State Vocational Technical College, Building Facilities,
                                            Revenue Refunding Bonds (Student Fee), Series D, 6.50% due
                                            1/01/2005 (a)(j)                                                       2,675
                AAA       Aaa       7,000   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                            Revenue Bonds (Waterworks Project), Series A, 5.125% due
                                            7/01/2027 (i)                                                          7,061
                AA        NR*       3,000   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                            Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                 3,094

Kansas--2.3%    AAA       Aaa      20,250   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                            Company Project), 7% due 6/01/2031 (i)                                21,153

Louisiana--0.3% AAA       Aaa       2,250   Louisiana Local Government, Environmental Facilities, Community
                                            Development Authority Revenue Bonds (Capital Projects and
                                            Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)              2,661

Maryland--0.7%  NR*       Aa3       2,085   Maryland State Community Development Administration, M/F Housing
                                            Revenue Refunding Bonds (Department of Housing and Community
                                            Development), Series C, 6.65% due 5/15/2025 (d)(f)                     2,162
                NR*       Aa2       1,420   Maryland State Community Development Administration, S/F Revenue
                                            Refunding Bonds (Department of Housing and Community Development),
                                            AMT, 2nd Series, 6.55% due 4/01/2026                                   1,486
                NR*       A3        2,750   Maryland State Health and Higher Educational Facilities Authority
                                            Revenue Bonds (Union Hospital of Cecil County), 5.625% due
                                            7/01/2032                                                              2,783

Massachusetts   AA-       Aaa       5,000   Massachusetts State, GO, RIB, Series 699X, 8.87% due
--1.7%                                      3/01/2020 (g)(k)                                                       6,401
                AAA       Aaa       2,500   Massachusetts State, HFA, Housing Development Revenue Refunding
                                            Bonds, Series B, 5.40% due 12/01/2028 (i)                              2,557
                AAA       Aaa       7,130   Massachusetts State Health and Educational Facilities Authority
                                            Revenue Bonds (New England Medical Center Hospitals), Series F,
                                            6.625% due 7/01/2025 (c)                                               7,296

Michigan--2.3%  AAA       Aaa       2,750   Caledonia, Michigan, Community Schools, GO, Refunding, 6.625%
                                            due 5/01/2014 (a)                                                      2,842
                A-        A3        5,000   Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds (Detroit Edison Company Pollution Control), AMT,
                                            Series C, 5.65% due 9/01/2029                                          5,081
                                            Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                            AMT (i):
                AAA       Aaa       5,000    Series CC, 6.55% due 6/01/2024                                        5,214
                AAA       Aaa       8,500    Series I-B, 6.55% due 9/01/2024                                       8,945

Minnesota--4.4%                             Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                            Commission, Airport Revenue Bonds (c):
                AAA       Aaa       6,275    AMT, Series B, 6% due 1/01/2018                                       6,827
                AAA       Aaa      10,000    Series A, 5.90% due 1/01/2029                                        10,832
                AAA       Aaa       2,500    Sub-Series C, 5.50% due 1/01/2016                                     2,721
                AAA       Aaa       2,500    Sub-Series C, 5.50% due 1/01/2017                                     2,703
                AAA       Aa1       3,575   Minneapolis, Minnesota, Parking Assessment, GO, 5.25% due
                                            12/01/2026 (i)                                                         3,685
                AA+       Aa1       1,360   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series L,
                                            6.70% due 7/01/2020                                                    1,407
                AAA       Aaa      12,500   Southern Minnesota Municipal Power Agency, Power Supply
                                            Revenue Refunding Bonds, Series B, 5.75% due 1/01/2003 (a)(j)         12,835

Missouri--1.1%  AAA       Aaa       7,000   Kansas City, Missouri, Airport Revenue Bonds, General
                                            Improvement, Series B, 6.875% due 9/01/2004 (g)(j)                     7,715
                AAA       Aaa       2,800   Saint Louis, Missouri, Airport Revenue Bonds (Airport
                                            Development Program), Series A, 5.625% due 7/01/2019 (i)               3,032

Nevada--9.6%    AAA       Aaa       3,000   Clark County, Nevada, Passenger Facility Charge Revenue
                                            Bonds (Las Vegas/MaCarran International Airport), AMT, Series A,
                                            5.50% due 7/01/2025 (i)                                                3,064
                                            Clark County, Nevada, School District, GO:
                AAA       Aaa      15,000    6% due 6/15/2006 (c)(j)(l)                                           17,028
                AAA       Aaa      10,830    Series A, 5.50% due 6/15/2018 (i)                                    11,608
                AAA       Aaa       5,000   Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                            Project), 6.55% due 10/01/2013 (a)                                     5,118
                AAA       Aaa       3,000   Las Vegas New Convention and Visitors Authority Revenue
                                            Bonds, 6% due 7/01/2019 (a)                                            3,373
                AAA       Aaa      20,375   Nevada State, Nevada Municipal Bond Bank, GO, Series A,
                                            5.50% due 11/01/2025 (c)                                              21,106
                AAA       Aaa       3,130   Reno, Nevada, Capital Improvement Revenue Bonds, 5.50%
                                            due 6/01/2019 (c)                                                      3,361
                                            Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                            Pacific Power Company), AMT:
                AAA       Aaa      15,000    6.65% due 12/01/2017 (a)                                             15,352
                AAA       Aaa       5,000    6.55% due 9/01/2020 (i)                                               5,117
                AAA       Aaa       5,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                            Pacific Power Company), AMT, 6.65% due 6/01/2017 (i)                   5,186

New Jersey      A         A1        2,000   Tobacco Settlement Financing Corporation of New Jersey, Asset
--0.2%                                      Backed Revenue Refunding Bonds, 5.75% due 6/01/2032                    1,905


MuniYield Insured Fund, Inc., October 31, 2002


MuniYield Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
             S&P         Moody's     Face
STATE        Ratings+++  Ratings+++ Amount Issue                                                                 Value
New             NR*       NR*     $ 1,635   New Mexico Educational Assistance Foundation, Student Loan
Mexico--0.5%                                Revenue Refunding Bonds (Student Loan Program), AMT, First
                                            Sub-Series A-2, 6.65% due 11/01/2025                               $   1,641
                AAA       NR*       2,270   New Mexico Mortgage Finance Authority, S/F Mortgage Revenue
                                            Bonds, AMT, Series C-2, 6.95% due 9/01/2031 (f)                        2,576

New York        AAA       Aaa      12,500   Metropolitan Transportation Authority, New York, Commuter
--18.4%                                     Facilities Revenue Refunding Bonds, Series B, 5.125% due
                                            7/01/2024 (a)(b)                                                      12,721
                                            Metropolitan Transportation Authority, New York, Dedicated
                                            Tax Fund Revenue Bonds, Series A (j):
                AAA       Aaa      15,000    5% due 10/01/2014 (g)                                                16,470
                AAA       Aaa       2,000    4.75% due 10/01/2015 (c)                                              2,136
                                            Metropolitan Transportation Authority, New York, Revenue
                                            Refunding Bonds, Series A:
                AAA       Aaa      12,900    5.50% due 11/15/2018 (a)                                             14,085
                AAA       Aaa       7,500    5% due 11/15/2030 (g)                                                 7,523
                                            Metropolitan Transportation Authority, New York, Service
                                            Contract Revenue Bonds (i):
                NR*       Aaa       7,620    RIB, Series 697X, 8.872% due 7/01/2024 (k)                            8,491
                AAA       Aaa       7,025    Series B, 5.50% due 7/01/2019                                         7,616
                AAA       Aaa      11,500   Metropolitan Transportation Authority, New York, Service
                                            Contract Revenue Refunding Bonds, Series A, 5.50% due
                                            7/01/2020 (i)                                                         12,411
                AAA       Aaa      10,000   Metropolitan Transportation Authority, New York, Transit
                                            Facilities Revenue Bonds, Series A, 5.70% due 7/01/2007 (i)(j)        11,463
                AAA       Aaa      15,740   Metropolitan Transportation Authority, New York, Transit
                                            Facilities Revenue Refunding Bonds, Series B, 4.75% due
                                            7/01/2026 (b)(c)                                                      15,432
                AAA       Aaa       1,000   New York City, New York, City Health and Hospital Corporation,
                                            Health System Revenue Bonds, Series A, 5.50% due 2/15/2019 (g)         1,077
                AAA       Aaa      25,830   New York City, New York, City Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Bonds, RITR, Series
                                            FR-6, 9.945% due 6/15/2026 (i)(k)                                     30,389
                AAA       Aaa       4,000   New York City, New York, City Transitional Finance Authority,
                                            Revenue Refunding Bonds, Series C, 5.25% due 8/01/2021 (a)             4,170
                A         Aaa       5,920   New York City, New York, GO, RIB, Series 394, 9.873% due
                                            8/01/2016 (i)(k)                                                       7,541
                NR*       Aaa       8,000   Port Authority of New York and New Jersey, Special Obligation
                                            Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT,
                                            Series 353, 10.323% due 12/01/2014 (i)(k)                             10,849
                AAA       Aaa      11,000   Triborough Bridge and Tunnel Authority, New York, Revenue
                                            Refunding Bonds, 5% due 11/15/2032 (i)                                11,026

North           AAA       Aaa       2,500   Grand Forks, North Dakota, Health Care Facilities Revenue
Dakota--1.0%                                Bonds (United Hospital Obligated Group), 6.25% due 12/01/2024 (i)      2,727
                NR*       Aa2       6,245   North Dakota State Housing Finance Agency, Home Mortgage
                                            Revenue Refunding Bonds (Housing Finance Program), AMT, Series A,
                                            6.40% due 7/01/2020                                                    6,598

Ohio--0.3%      AAA       Aaa       2,500   Ohio State Higher Educational Facilities Commission, Mortgage
                                            Revenue Bonds (University of Dayton Project), 6.60% due
                                            12/01/2003 (c)(j)                                                      2,682

Oklahoma--1.7%  AAA       Aaa      15,000   Oklahoma State Industries Authority, Revenue Refunding Bonds
                                            (Health System--Obligation Group), Series A, 5.75% due
                                            8/15/2029 (i)                                                         15,862

Oregon--2.4%                                Multnomah-Clackamas Counties, Oregon, Gresham-Barlo School
                                            District Number 10JT, GO (g):
                AAA       Aaa       2,625    5.50% due 6/15/2016                                                   2,892
                AAA       Aaa       2,525    5.50% due 6/15/2017                                                   2,758
                AAA       Aaa       3,035    5.50% due 6/15/2018                                                   3,297
                AAA       Aaa       3,140   Oregon State Department of Administrative Services, COP,
                                            Series A, 6.25% due 5/01/2010 (a)(j)                                   3,743
                NR*       Aaa       7,500   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                            9.27% due 8/01/2020 (c)(k)                                             9,642

Pennsylvania    AAA       Aaa       5,175   Philadelphia, Pennsylvania, School District, GO, Series B,
--1.1%                                      5.625% due 8/01/2021 (c)                                               5,537
                A-        NR*       5,000   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                            Bonds (Guthrie Health Issue), Series B, 1% due 12/01/2031              5,196

Rhode           AAA       Aaa       1,000   Rhode Island Clean Water Finance Agency, Water PCR, Pooled
Island--0.1%                                Loan Issue, Series B, 5% due 10/01/2022                                1,008

South Carolina  NR*       A1        4,200   Spartanburg County, South Carolina, Solid Waste Disposal
--0.5%                                      Facilities Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024      4,583

Tennessee--2.4%                             Johnson City, Tennessee, Health and Educational Facilities
                                            Board, Hospital Revenue Refunding Bonds (b)(i):
                AAA       Aaa         810    Series A, 6.75% due 7/01/2016                                           829
                AAA       Aaa       3,010    Series B, 6.75% due 7/01/2016                                         3,082
                AAA       Aaa       2,000   Shelby County, Tennessee, GO, Public Improvement, Series B,
                                            5.75% due 11/01/2006 (g)(j)                                            2,259
                AA        A1        4,245   Tennessee HDA, Mortgage Finance Revenue Bonds, AMT, Series A,
                                            6.90% due 7/01/2025                                                    4,413
                                            Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                            Series 2C:
                AA        Aa2       1,795    6.05% due 7/01/2012                                                   1,929
                AA        Aa2       2,250    6.15% due 7/01/2014                                                   2,401
                                            Tennessee HDA, Revenue Refunding Bonds (Homeownership
                                            Program), AMT, Series A (g):
                AAA       Aaa       4,450    5.25% due 7/01/2022                                                   4,496
                AAA       Aaa       3,155    5.35% due 1/01/2026                                                   3,200

Texas--20.2%    A+        Aa3      11,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                            Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                            5.75% due 1/01/2032                                                   11,280
                                            Bell County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Scott & White Memorial Hospital),
                                            VRDN (h)(i):
                A1+       VMIG1++     155    Series B-1, 1.95% due 8/15/2029                                         155
                A1+       VMIG1++      40    Series B-2, 1.95% due 8/15/2029                                          40


MuniYield Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
             S&P         Moody's     Face
STATE        Ratings+++  Ratings+++ Amount Issue                                                                 Value
Texas           AAA       Aaa     $ 1,880   Bexar, Texas, Metropolitan Water District, Waterworks System
(concluded)                                 Revenue Refunding Bonds, 6.35% due 5/01/2025 (i)                   $   2,080
                AAA       Aaa       7,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                            Light and Power), Series A, 6.70% due 3/01/2017 (a)                    7,166
                AAA       Aaa       6,230   Dallas-Fort Worth, Texas, International Airport Joint Revenue
                                            Refunding and Improvement Bonds, AMT, Series A, 5% due
                                            11/01/2025 (i)                                                         6,113
                                            Dallas-Fort Worth, Texas, International Airport Revenue
                                            Refunding and Improvement Bonds, AMT, Series A:
                AAA       Aaa      13,500    5.625% due 11/01/2026 (c)                                            14,046
                AAA       Aaa       3,800    5% due 11/01/2027 (i)                                                 3,718
                                            Harris County, Houston, Texas, Sports Authority Revenue
                                            Refunding Bonds, Senior Lien, Series G (i):
                AAA       Aaa       1,665    5.75% due 11/15/2019                                                  1,830
                AAA       Aaa       2,000    5.75% due 11/15/2020                                                  2,187
                AAA       Aaa      10,000    5.25% due 11/15/2030                                                 10,216
                                            Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                            Senior Lien (g):
                AAA       Aaa       9,000    5.375% due 8/15/2023                                                  9,336
                AAA       Aaa      10,000    5% due 8/15/2030                                                      9,925
                                            Houston, Texas, Airport System Revenue Refunding Bonds,
                                            Sub-Lien:
                AAA       Aaa       3,235    AMT, Series A, 5.50% due 7/01/2016 (c)                                3,426
                AAA       Aaa       3,410    AMT, Series A, 5.50% due 7/01/2017 (c)                                3,585
                AAA       Aaa       9,500    AMT, Series A, 5.70% due 7/01/2030 (g)                                9,839
                AAA       Aaa       3,750    AMT, Series A, 5.125% due 7/01/2032 (g)                               3,724
                AAA       Aaa      30,000    Series B, 5.50% due 7/01/2030 (g)                                    31,156
                AAA       Aaa       1,295   Houston, Texas, Water and Sewer System Revenue Bonds,
                                            Series A, 6.375% due 12/01/2002 (i)(j)                                 1,326
                AAA       Aaa       4,500   Houston, Texas, Water and Sewer System, Revenue Refunding
                                            Bonds, Junior Lien, Series A, 5.50% due 12/01/2017 (g)                 4,881
                AAA       Aaa      11,795   Matagorda County, Texas, Navigation District Number 1,
                                            Revenue Refunding Bonds (Houston Light and Power Company),
                                            Series A, 6.70% due 3/01/2027 (a)                                     12,075
                AAA       Aaa       4,980   Texas State Department of Housing and Community Affairs,
                                            S/F Mortgage Revenue Bonds, AMT, Series A, 5.45% due
                                            9/01/2023 (i)                                                          5,056
                AAA       Aaa       9,500   Texas State Turnpike Authority, Central Texas Turnpike
                                            System Revenue Bonds, First Tier, Series A, 5.50% due
                                            8/15/2039 (a)                                                          9,941
                AAA       Aaa       4,000   Texas Technical University, Financing System Revenue
                                            Bonds, Seventh Series, 5.50% due 8/15/2019 (i)                         4,291
                AAA       Aaa      10,000   Travis County, Texas, Health Facilities Development
                                            Corporation, Revenue Refunding Bonds, RITR, Series 4,
                                            9.487% due 11/15/2024 (a)(k)                                          11,402
                AAA       Aaa      11,240   University of Houston, Texas, University Revenue Bonds,
                                            5.50% due 2/15/2030 (i)                                               11,690

Utah--0.4%      AAA       Aaa       4,000   Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                            6.125% due 12/01/2022 (c)                                              4,203

Vermont--0.3%   AAA       Aaa       3,025   Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B,
                                            6.30% due 11/01/2019 (g)                                               3,194

Virginia--1.4%  NR*       A3        4,000   Fredericksburg, Virginia, IDA, Revenue Bonds (Medicorp
                                            Health System), Series B, 5.25% due 6/15/2027                          3,972
                AAA       Aaa       5,540   Loudoun County, Virginia, COP, 6.90% due 3/01/2019 (g)                 5,996
                AAA       Aaa       2,630   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                            Series J, Sub-Series J-1, 5.20% due 7/01/2019 (i)                      2,698

Washington--17.8%                           Chelan County, Washington, Public Utility District Number
                                            001, Consolidated Revenue Refunding Bonds (Chelan Hydro),
                                            AMT (i):
                AAA       Aaa       6,595    Series B, 6.35% due 7/01/2026                                         7,458
                AAA       Aaa       6,000    Series C, 5.65% due 7/01/2032                                         6,279
                                            Energy Northwest, Washington, Electric Revenue Refunding Bonds:
                AAA       Aaa       7,660    (Columbia Generating), Series A, 5.75% due 7/01/2018 (i)              8,435
                AAA       Aaa       3,400    (Columbia Generating), Series B, 5.35% due 7/01/2018 (g)              3,607
                AAA       Aaa       4,625    (Columbia Generating), Series B, 6% due 7/01/2018 (a)                 5,206
                AAA       Aaa      10,000    (Project Number 1), Series B, 6% due 7/01/2017 (i)                   11,383
                AAA       Aaa       8,800    (Project Number 3), Series A, 5.50% due 7/01/2017 (g)                 9,525
                NR*       Aaa       5,000    RIB, Series 597X, 9.34% due 7/01/2017 (i)(k)                          6,070
                AAA       Aaa      10,000   Grant County, Washington, Electric Revenue Refunding Bonds
                                            (Public Utility District Number 002), Series H, 5.375% due
                                            1/01/2019 (g)                                                         10,543
                AAA       Aaa       3,500   Port Seattle, Washington, Revenue Bonds, Series A, 5.50%
                                            due 2/01/2026 (i)                                                      3,638
                AAA       Aaa      10,000   Radford Court Properties, Washington, Student Housing Revenue
                                            Bonds, 5.75% due 6/01/2032 (i)                                        10,688
                AAA       Aaa       9,250   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                            6% due 10/01/2024 (i)                                                 10,476
                AAA       Aaa       5,000   Snohomish County, Washington, Public Utility District
                                            Number 001, Electric Revenue Bonds (Generation System), AMT,
                                            Series B, 5.80% due 1/01/2024 (i)                                      5,191
                AAA       Aaa       2,905   Spokane, Washington, Public Facilities District, Hotel,
                                            Motel and Sales Use Tax Revenue Refunding Bonds, Series B,
                                            5.50% due 12/01/2017 (i)                                               3,144
                AAA       NR*       3,750   Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                            RIB, Series 512X, 9.32% due 1/01/2017 (g)(k)                           4,466
                                            Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds,
                                            Series B (a):
                AAA       Aaa       1,455    5.50% due 12/01/2007 (j)                                              1,662
                AAA       Aaa       7,250    5.50% due 12/01/2019                                                  7,784
                A         A1        5,500   Tobacco Settlement Authority, Washington, Tobacco Settlement
                                            Revenue Bonds, 6.625% due 6/01/2032                                    5,426
                AAA       Aaa       2,000   University of Washington Alumni Association, Lease Revenue Bonds
                                            (University of Washington Medical Center--Roosevelt II), 6.25%
                                            due 8/15/2004 (g)(j)                                                   2,178


MuniYield Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
             S&P         Moody's     Face
STATE        Ratings+++  Ratings+++ Amount Issue                                                                 Value
Washington      NR*       Aaa    $  7,965   Washington State, GO, RIB, Series 390, 9.79% due
(concluded)                                 1/01/2017 (g)(k)                                                    $  9,932
                AAA       Aaa       7,000   Washington State Health Care Facilities Authority
                                            Revenue Bonds (Providence Health System), Series A,
                                            5.25% due 10/01/2021 (i)                                               7,114
                AAA       Aaa       2,500   Washington State Health Care Facilities Authority,
                                            Revenue Refunding Bonds (Virginia Mason Obligation
                                            Group--Seattle), 6.30% due 2/15/2017 (i)                               2,578
                NR*       Aaa       3,785   Washington State Housing Finance Commission Revenue
                                            Bonds (S/F Program), AMT, Series 1A, 6.40% due
                                            12/01/2019 (f)(l)                                                      3,975
                AAA       Aaa      20,000   Washington State, Various Purpose, GO, Series A, 5.625%
                                            due 7/01/2025 (i)                                                     21,060

West            AAA       Aaa       4,425   Harrison County, West Virginia, County Commission for Solid
Virginia--0.5%                              Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                            Series C, 6.75% due 8/01/2024 (a)                                      4,813

Wisconsin--2.4%                             Wisconsin Public Power Inc., Power Supply System
                                            Revenue Bonds (i):
                AAA       NR*       6,840    DRIVERS, Series 285, 9.36% due 7/01/2023 (k)                          7,885
                AAA       Aaa       5,000    Series A, 6% due 7/01/2015                                            5,516
                AAA       Aaa       3,000   Wisconsin State Clean Water Revenue Refunding Bonds,
                                            Series 2, 5.50% due 6/01/2012 (i)                                      3,409
                                            Wisconsin State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds (Wheaton--Franciscan Services)(i):
                AAA       Aaa       3,955    6.50% due 8/15/2011                                                   4,009
                AAA       Aaa       2,000    6% due 8/15/2015                                                      2,026

Puerto Rico--1.4%                           Puerto Rico Public Buildings Authority, Government
                                            Facilities Revenue Refunding Bonds, Series F:
                AAA       NR*       5,430    5.25% due 7/01/2023                                                   5,807
                AAA       NR*       6,535    5.25% due 7/01/2025                                                   6,985

                                            Total Municipal Bonds (Cost--$1,273,682)--144.1%                   1,355,757

                                  Shares
                                   Held     Common Stock

                                   42,146   Merrill Lynch Institutional Tax-Exempt Fund++++                       42,146
                                            Total Common Stock (Cost--$42,146)--4.5%                              42,146

                Total Investments (Cost--$1,315,828)--148.6%                                                   1,397,903

                Variation Margin on Financial Futures Contracts***--0.0%                                           (363)

                Liabilities in Excess of Other Assets--(1.8%)                                                   (16,576)

                Preferred Stock, at Redemption Value--(46.8%)                                                  (440,112)
                                                                                                              ----------
                Net Assets Applicable to Common Stock--100.0%                                                 $  940,852
                                                                                                              ==========


(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)FNMA Collateralized.
(f)FNMA/GNMA Collateralized.
(g)FSA Insured.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(i)MBIA Insured.
(j)Prerefunded.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(l)All or a portion of security held as collateral in connection with open financial futures contracts.
(m)XLCA Insured.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of October 31, 2002 were as follows:


                                              (in Thousands)
Number of                          Expiration
Contracts        Issue                Date           Value

 800      U.S. Treasury Bonds     December 2002    $  91,775

Total Financial Futures Contracts Sold
(Total Contract Price--$89,659)                    $  91,775
                                                   =========


++Highest short-term rating by Moody's Investors Services, Inc.
++++Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                (in Thousands)

                           Net Share         Net      Dividend
Affiliate                   Activity         Cost      Income

Merrill Lynch Institutional
Tax-Exempt Fund              42,146        $42,146      $130

+++Ratings of issues shown are unaudited.


See Notes to Financial Statements.


Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of October 31, 2002 were as follows:

                                     Percent of
S&P Rating/Moody's Rating        Total Investments

AAA/Aaa                                 86.7%
AA/Aa                                   3.4
A/A                                     4.9
NR (Not Rated)                          3.9
Other*                                  1.1

*Temporary investments in short-term municipal securities.


MuniYield Insured Fund, Inc., October 31, 2002

STATEMENT OF NET ASSETS
                    As of October 31, 2002
Assets:             Investments, at value (identified cost--$1,315,828,462)                               $1,397,902,620
                    Cash                                                                                          81,189
                    Receivables:
                      Interest                                                           $   23,947,470
                      Securities sold                                                        21,105,876       45,053,346
                                                                                         --------------
                    Prepaid expenses                                                                             100,760
                                                                                                          --------------
                    Total assets                                                                           1,443,137,915
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   60,383,391
                      Dividends to Common Stock shareholders                                    723,366
                      Investment adviser                                                        601,547
                      Variation margin                                                          362,500       62,070,804
                                                                                         --------------
                    Accrued expenses                                                                             103,734
                                                                                                          --------------
                    Total liabilities                                                                         62,174,538
                                                                                                          --------------

Preferred Stock:    Preferred Stock, at redemption value, par value $.10 per share
                    (2,200 Series A shares, 2,200 Series B shares, 2,200 Series C shares, 2,200 Series D shares, 4,000 Series E shares, 2,400
                    Series F shares and 2,400 Series G shares of AMPS* issued and
                    outstanding at $25,000 per share liquidation preference)                                 440,111,552
                                                                                                          --------------

Net Assets          Net assets applicable to Common Stock                                                 $  940,851,825
Applicable to                                                                                             ==============
Common Stock:

Analysis of         Common Stock, par value $.10 per share (62,099,095 shares issued
Net Assets          and outstanding)                                                                      $    6,209,910
Applicable to       Paid-in capital in excess of par                                                         869,788,782
Common Stock:       Undistributed investment income--net                                 $   11,092,600
                    Accumulated realized capital losses on investments--net                (26,197,718)
                    Unrealized appreciation on investments--net                              79,958,251
                                                                                         --------------
                    Total accumulated earnings--net                                                           64,853,133
                                                                                                          --------------
                    Total--Equivalent to $15.15 net asset value per share of
                    Common Stock (market price--$14.31)                                                   $  940,851,825
                                                                                                          ==============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2002
Investment          Interest                                                                              $   75,336,789
Income:             Dividends                                                                                    129,929
                                                                                                          --------------
                    Total income                                                                              75,466,718
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    6,842,401
                    Commission fees                                                           1,179,803
                    Accounting services                                                         359,574
                    Transfer agent fees                                                         158,976
                    Professional fees                                                           122,327
                    Custodian fees                                                               68,500
                    Directors' fees and expenses                                                 65,274
                    Printing and shareholder reports                                             52,592
                    Listing fees                                                                 42,923
                    Pricing fees                                                                 38,455
                    Other                                                                        66,018
                                                                                         --------------
                    Total expenses before reimbursement                                       8,996,843
                    Reimbursement of expenses                                                  (18,726)
                                                                                         --------------
                    Total expenses after reimbursement                                                         8,978,117
                                                                                                          --------------
                    Investment income--net                                                                    66,488,601
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                          3,197,584
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss)         investments--net                                                                         (5,439,669)
On Investments                                                                                            --------------
--Net:              Total realized and unrealized loss on investments--net                                   (2,242,085)
                                                                                                          --------------

Dividends &         Investment income--net                                                                   (6,739,678)
Distributions       Realized gain on investments--net                                                           (58,384)
to Preferred                                                                                              --------------
Stock               Total dividends and distributions to Preferred Stock shareholders                        (6,798,062)
Shareholders:                                                                                             --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   57,448,454
                                                                                                          ==============

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc., October 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   October 31,
                    Increase (Decrease) in Net Assets:                                         2002          2001++
Operations:         Investment income--net                                               $   66,488,601   $   67,077,402
                    Realized gain on investments--net                                         3,197,584       24,802,604
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (5,439,669)       40,171,935
                    Dividends and distributions to Preferred Stock shareholders             (6,798,062)     (14,508,792)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     57,448,454      117,543,149
                                                                                         --------------   --------------

Dividends &         Investment income--net                                                 (59,023,643)     (54,574,320)
Distributions to    Realized gain on investments--net                                         (211,286)               --
Common Stock                                                                             --------------   --------------
Shareholders:       Net decrease in net assets resulting from dividends and
                    distributions to Common Stock shareholders                             (59,234,929)     (54,574,320)
                                                                                         --------------   --------------

Common Stock        Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends and distributions                               2,279,768               --
                                                                                         --------------   --------------

Net Assets          Total increase in net assets applicable to Common Stock                     493,293       62,968,829
Applicable to       Beginning of year                                                       940,358,532      877,389,703
Common Stock:                                                                            --------------   --------------
                    End of year*                                                         $  940,851,825   $  940,358,532
                                                                                         ==============   ==============
                    *Undistributed investment income--net                                $   11,092,600   $   10,010,766
                                                                                         ==============   ==============


++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            2002         2001       2000         1999          1998
Per Share           Net asset value, beginning of year          $   15.18  $   14.16    $   13.64   $   16.28     $   15.84
Operating                                                       ---------  ---------    ---------   ---------     ---------
Performance:++++    Investment income--net                           1.07       1.08         1.09        1.10          1.15
                    Realized and unrealized gain (loss) on
                    investments--net                                (.04)       1.05          .57      (2.14)           .62
                    Dividends and distributions to Preferred
                    Stock shareholders:
                      Investment income--net                        (.11)      (.23)        (.29)       (.19)         (.21)
                      Realized gain on investments--net              --++         --           --        --++         (.08)
                      In excess of realized gain on
                      investments--net                                 --         --           --       (.06)            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Total from investment operations                  .92       1.90         1.37      (1.29)          1.48
                                                                ---------  ---------    ---------   ---------     ---------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                        (.95)      (.88)        (.85)       (.90)         (.88)
                      Realized gain on investments--net              --++         --           --       (.02)         (.16)
                      In excess of realized gain on
                      investments--net                                 --         --           --       (.43)            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Total dividends and distributions to
                    Common Stock shareholders                       (.95)      (.88)        (.85)      (1.35)        (1.04)
                                                                ---------  ---------    ---------   ---------     ---------
                    Net asset value, end of year                $   15.15  $   15.18    $   14.16   $   13.64     $   16.28
                                                                =========  =========    =========   =========     =========
                    Market price per share, end of year         $   14.31  $   15.06    $   12.75   $  12.875     $  16.000
                                                                =========  =========    =========   =========     =========

Total Investment    Based on market price per share                 1.42%     25.49%        5.94%    (12.04%)        15.55%
Return:*                                                        =========  =========    =========   =========     =========
                    Based on net asset value per share              6.52%     13.89%       11.06%     (8.42%)         9.95%
                                                                =========  =========    =========   =========     =========

Ratios Based on     Total expenses**                                 .97%       .98%         .99%        .94%          .91%
Average Net                                                     =========  =========    =========   =========     =========
Assets of           Total investment income--net**                  7.16%      7.34%        7.92%       7.26%         7.10%
Common Stock:                                                   =========  =========    =========   =========     =========
                    Amount of dividends to Preferred Stock
                    shareholders                                     .73%      1.59%        2.13%       1.27%         1.28%
                                                                =========  =========    =========   =========     =========
                    Investment income--net, to Common
                    Stock shareholders                              6.43%      5.75%        5.79%       5.99%         5.82%
                                                                =========  =========    =========   =========     =========

Ratios Based on     Total expenses                                   .66%       .66%         .65%        .64%          .63%
Average Net Assets                                              =========  =========    =========   =========     =========
Of Common and       Total investment income--net                    4.86%      4.95%        5.22%       4.95%         4.94%
Preferred Stock:**                                              =========  =========    =========   =========     =========

Ratios Based on     Dividends to Preferred Stock
Average Net         shareholders                                    1.53%      3.30%        4.11%       2.72%         2.87%
Assets of                                                       =========  =========    =========   =========     =========
Preferred Stock:

Supplemental        Net assets applicable to Common Stock,
Data:               end of year (in thousands)                  $ 940,852  $ 940,359    $ 877,390   $ 844,944     $ 998,819
                                                                =========  =========    =========   =========     =========
                    Preferred Stock outstanding, end of year
                    (in thousands)                              $ 440,000  $ 440,000    $ 440,000   $ 440,000     $ 440,000
                                                                =========  =========    =========   =========     =========
                    Portfolio turnover                             97.34%     99.00%      107.11%     121.88%       112.78%
                                                                =========  =========    =========   =========     =========

Leverage:           Asset coverage per $1,000                   $   3,138  $   3,137    $   2,994   $   2,920     $   3,270
                                                                =========  =========    =========   =========     =========

Dividends           Series A--Investment income--net            $     364  $     833    $   1,051   $     745     $     676
Per Share on                                                    =========  =========    =========   =========     =========
Preferred Stock     Series B--Investment income--net            $     364  $     842    $   1,051   $     675     $     737
Outstanding:++++                                                =========  =========    =========   =========     =========
                    Series C--Investment income--net            $     360  $     849    $   1,063   $     752     $     673
                                                                =========  =========    =========   =========     =========
                    Series D--Investment income--net            $     348  $     825    $     986   $     637     $     728
                                                                =========  =========    =========   =========     =========
                    Series E--Investment income--net            $     352   $    790    $   1,048   $     640     $     726
                                                                =========  =========    =========   =========     =========
                    Series F--Investment income--net            $     359   $    860    $   1,010   $     664     $     750
                                                                =========  =========    =========   =========     =========
                    Series G--Investment income--net            $     545  $     799    $     992   $     661     $     728
                                                                =========  =========    =========   =========     =========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniYield Insured Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $248,821 increase in cost of securities (which, in turn, results in a corresponding $248,821 decrease in net unrealized appreciation and a corresponding $248,821 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $97,655, decrease net unrealized appreciation by $188,601 and increase net realized capital losses by $157,875. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities", effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $107,733 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2002, FAM reimbursed the Fund in the amount of $18,726.

For the year ended October 31, 2002, the Fund reimbursed FAM $37,893 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $1,304,680,939 and $1,272,865,582, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

                                     Realized        Unrealized
                                  Gains (Losses)   Gains (Losses)

Long-term investments             $ 15,419,219     $ 82,074,158
Financial futures contracts       (12,221,635)      (2,115,907)
                                  ------------     ------------
Total                             $  3,197,584     $ 79,958,251
                                  ============     ============


As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $81,994,880, of which $83,456,610 related to appreciated securities and $1,461,730 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $1,315,907,740.

4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.


MuniYield Insured Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)

Common Stock
Shares issued and outstanding during the year ended October 31, 2002 increased by 153,215 as a result of dividend reinvestment and during the year ended October 31, 2001 remained constant.

Preferred Stock
AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.70%; Series B, 1.60%; Series C, 1.60%; Series D, 1.44%; Series E, 1.60%; Series F, 1.32%; and
Series G, 2.869%.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $414,712 as commissions.

5. Distributions to Shareholders:
On November 7, 2002, a tax-exempt income dividend of $.079000 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:


                                   10/31/2002        10/31/2001

Distributions paid from:
   Tax-exempt income             $  65,763,321    $  69,083,112
   Ordinary income                     269,670               --
                                 -------------    -------------
Total distributions              $  66,032,991    $  69,083,112
                                 =============    =============

As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net              $  10,904,000
Undistributed long-term capital gains--net                   --
                                                  -------------
Total undistributed earnings--net                    10,904,000
Capital loss carryforward                         (15,746,486)*
Unrealized gains--net                              69,695,619**
                                                  -------------
Total accumulated earnings--net                   $  64,853,133
                                                  =============


*On October 31, 2002, the Fund had a net capital loss carryforward of $15,746,486, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield Insured Fund, Inc.

We have audited the accompanying statement of net assets of MuniYield Insured Fund, Inc., including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
MetroPark, New Jersey
December 9, 2002


MuniYield Insured Fund, Inc., October 31, 2002


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
Insured Fund, Inc. during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                                         Payable            Ordinary
                                                                           Date               Income
Common Stock Shareholders                                               12/28/2001          $0.003408

Preferred Stock Shareholders:
                                             Series A                   11/23/2001           $3.35
                                             Series B                   11/23/2001           $3.39
                                             Series C                   11/23/2001           $3.42
                                             Series D                   12/13/2001           $3.32
                                             Series E                   12/20/2001           $3.18
                                             Series F                   12/04/2001           $3.46
                                             Series G                   12/03/2001           $3.21


Please retain this information for your records.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.


OFFICERS AND DIRECTORS
                                                                                                           Number of        Other
                                                                                                         Portfolios in    Director-
                         Position(s)     Length                                                           Fund Complex      ships
                             Held       of Time                                                           Overseen by      Held by
Name      Address & Age   with Fund      Served     Principal Occupation(s) During Past 5 Years             Director       Director

Interested Director
Terry K.  P.O. Box 9011    President     1999 to    Chairman, Americas Region since 2001, and                117 Funds       None
Glenn*    Princeton, NJ    and           present    Executive Vice President since 1983 of Fund            162 Portfolios
          08543-9011       Director      and        Asset Management, L.P. ("FAM") and Merrill Lynch
          Age: 62                        1992 to    Investment Managers, L.P. ("MLIM"); President of
                                         present    Merrill Lynch Mutual Funds since 1999; President
                                                    of FAM Distributors, Inc. ("FAMD") since 1986
                                                    and Director thereof since 1991; Executive Vice
                                                    President and Director of Princeton Services, Inc.
                                                    ("Princeton Services") since 1993; President of
                                                    Princeton Administrators, L.P. since 1988; Director
                                                    of Financial Data Services, Inc. since 1985.

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


                                                                                                           Number of        Other
                                                                                                         Portfolios in    Director-
                         Position(s)     Length                                                           Fund Complex      ships
                             Held       of Time                                                           Overseen by      Held by
Name      Address & Age   with Fund      Served*    Principal Occupation(s) During Past 5 Years             Director       Director

Independent Directors
James H.  P.O. Box 9011    Director      2002 to    Director and Executive Vice President, The China          42 Funds       None
Bodurtha  Princeton, NJ                  present    Business Group, Inc. since 1996; Chairman of           61 Portfolios
          08543-9011                                Berkshire Holding Corporation since 1980.
          Age: 58

Joe       P.O. Box 9011    Director      1994 to    Member of Committee on Investment of Employee             42 Funds      Kimco
Grills    Princeton, NJ                  present    Benefit Assets of the Association for Financial        61 Portfolios    Realty
          08543-9011                                Professionals since 1986.
          Age: 67

Herbert   P.O. Box 9011    Director      2002 to    John M. Olin Professor of Humanities, New York            42 Funds      None
I. London Princeton, NJ                  present    University since 1993.                                 61 Portfolios
          08543-9011
          Age: 63

Andre F.  P.O. Box 9011    Director      1993 to    George Gund Professor of Finance and Banking,           42 Funds        None
Perold    Princeton, NJ                  present    Harvard Business School since 2000; Finance          62 Portfolios
          08543-9011                                Area Chair since 1996.
          Age: 50


Roberta   P.O. Box 9011    Director      1999 to    Shareholder, Modrall, Sperling, Roehl, Harris &           42 Funds      None
Cooper    Princeton, NJ                  present    Sisk, P.A. since 1993.                                 62 Portfolios
Ramo      08543-9011
          Age: 60

Robert S. P.O. Box 9011    Director      2002 to    Principal of STI Management since 1994.                   42 Funds      None
Salomon,  Princeton,                     present                                                           62 Portfolios
Jr.       NJ 08543-9011
          Age: 65

Melvin R. P.O. Box 9011    Director      2002 to    Director, Silbanc Properties, Ltd. (real estate,          42 Funds      None
Seiden    Princeton, NJ                  present    investment and consulting) since 1987; Chairman        62 Portfolios
          08543-9011                                and President of Seiden & de Cuevas, Inc.
          Age: 72                                   (private investment firm) from 1964 to 1987.

Stephen   P.O. Box 9011    Director      2002 to    Chairman, Fernwood Advisors since 1996.                 42 Funds Internation-
B.        Princeton, NJ                  present                                                          62 Portfolios  al Mobile
Swensrud  08543-9011                                                                                                      Communi-
          Age: 69                                                                                                         cations,
                                                                                                                            Inc.


MuniYield Insured Fund, Inc., October 31, 2002


OFFICERS AND DIRECTORS (concluded)
                                                                                                           Number of        Other
                                                                                                         Portfolios in    Director-
                         Position(s)     Length                                                           Fund Complex      ships
                             Held       of Time                                                           Overseen by      Held by
Name      Address & Age   with Fund      Served*    Principal Occupation(s) During Past 5 Years             Director       Director

Independent Directors (concluded)

Andre F.  P.O. Box 9011    Director      2002 to    George Gund Professor of Finance and Banking,             42 Funds      None
Perold    Princeton, NJ                  present    Harvard Business School since 2000; Finance            61 Portfolios
          08543-9011                                Area Chair since 1996.
          Age: 50

Roberta   P.O. Box 9011    Director      2002 to    Shareholder, Modrall, Sperling, Roehl, Harris &           42 Funds    Cooper's,
Cooper    Princeton, NJ                  present    Sisk, P.A. since 1993.                                 61 Portfolios    Inc.;
Ramo      08543-9011                                                                                                      ECMC, Inc.
          Age: 60


Robert S. P.O. Box 9011    Director      1996 to    Principal of STI Management since 1994; Director        42 Funds        None
Salomon,  Princeton, NJ                  present    of Rye Country Day School since 2001.                61 Portfolios
Jr.       08543-9011
          Age: 66


Melvin R. P.O. Box 9011    Director      1992 to    Director, Silbanc Properties, Ltd. (real estate,          42 Funds      None
Seiden    Princeton, NJ                  present    investment and consulting) since 1987.                 61 Portfolios
          08543-9011
          Age: 72

Stephen   P.O. Box 9011    Director      1992 to    Chairman, Fernwood Advisors since 1996.                 42 Funds Internation-
B.        Princeton, NJ                  present                                                          61 Portfolios  al Mobile
Swensrud  08543-9011                                                                                                       Communi-
          Age: 69                                                                                                          cations,
                                                                                                                             Inc.

*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                         Position(s)     Length
                             Held       of Time
Name      Address & Age   with Fund      Served*    Principal Occupation(s) During Past 5 Years

Fund Officers
Donald C. P.O. Box 9011    Vice          1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke     Princeton, NJ    President     present    since 1999; Senior Vice President and Treasurer of Princeton Services since
          08543-9011       and           and        1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
          Age: 42          Treasurer     1999 to    from 1990 to 1997; Director of MLIM Taxation since 1990.
                                         present

Kenneth   P.O. Box 9011    Senior Vice   2002 to    Managing Director of FAM and MLIM since 1997.
A.        Princeton, NJ    President     present
Jacob     08543-9011
          Age: 51

John M.   P.O. Box 9011    Senior Vice   2002 to    Managing Director of FAM and MLIM since 2000 and First Vice President
Loffredo  Princeton, NJ    President     present    from 1997 to 2000.
          08543-9011
          Age: 38

William   P.O. Box 9011    Vice          1995 to    Vice President of MLIM since 1989.
R. Bock   Princeton, NJ    President     present
          08543-9011       and
          Age: 66          Portfolio
                           Manager

Stephen   P.O. Box 9011    Secretary     2002 to    Vice President (Legal Advisory) of MLIM since 2000; Associate, Kirkpatrick
M.        Princeton, NJ                  present    & Lockhart LLP from 1997 to 2000.
Benham    08543-9011
          Age: 42


*Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian
State Street Bank and
Trust Company
One Heritage Drive
North Quincy, MA 02171


Transfer Agents

Common Stock:
EquiServe Trust Company, I.A.
P.O. Box 43011
Providence, RI 02940-3011

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYI